Exhibit 99.1

PRESIDIO CLOSES CANYON CREEK ACQUISITION

July 2, 2026 4:01 PM EDT

Expected dividend increase to $1.50 per share

FORT WORTH, Texas—(BUSINESS WIRE)—Presidio Production Company (NYSE: FTW) (“Presidio” or the “Company”) today announced the closing of its acquisition of the Canyon Creek assets (the “Transaction”) from companies controlled by Vortus Investments and additional sellers (the “Sellers”). The closing marks the first use of the Company’s ABS Warehouse Facility of up to $1.0 billion, led by Goldman Sachs.

The Transaction is Presidio’s second acquisition as a public company and its first in the Arkoma Basin. It establishes a platform for future consolidation under the Company’s land-and-expand strategy. The Company believes the Transaction will support an increase to its anticipated annualized dividend rate from $1.35 to $1.50 per share, subject to approval by the Board of Directors.

“This is the second of many expected acquisitions, a low-decline, cash-flowing asset that fits the Company’s criteria perfectly. We look forward to increasing the dividend while realizing strong returns as we take over the asset. We are also pleased to welcome Citizens, our RBL lender, into our ABS Warehouse Facility in conjunction with our first funding,” said Will Ulrich, Chairman and Co-CEO of Presidio.

Chris Hammack, Co-CEO and Director of Presidio, continued, “This transaction establishes our entry into the Arkoma Basin, where we see a compelling opportunity to build scale through consolidation using the same land-and-expand strategy we’ve successfully executed in the Western Anadarko. We believe these assets are an excellent fit for Presidio’s operating model, and we intend to deploy our proven playbook of disciplined execution, Al-enabled analytics, and operational excellence to drive lower costs, optimize production, improve well-level margins, and maximize long-term value for our shareholders.”

Acquisition Highlights

●	Purchase price of approximately $83 million

●	Strategic entry into the Arkoma Basin

●	Net PDP production of approximately 21 MMcfe/d as of May 2026, from 55 producing wells (70% natural gas, 30% NGLs), with an 11% annual decline

●	Estimated Proved Developed Producing PV-10 of approximately $100 million

●	Estimated Net Proved Developed Producing Reserves of approximately 100 Bcfe

●	Expected year-one free cash flow yield in excess of 20%

●	Expected levered returns in excess of 20%

ABS Financing

The Transaction was funded through the Company’s first draw of $55 million under its ABS Warehouse Facility, led by Goldman Sachs. Citizens Bank, N.A., the Company’s RBL lender, joined the facility with a 40% participation, broadening the lender base and enhancing the facility’s capacity to scale for future acquisitions.

Issuance of Shares

In connection with the Transaction, the Company issued 1,962,240 new shares of Class A common stock to the Sellers.

Hedging Program

The following table summarizes Presidio’s commodity hedge position as of the date of this release.

	3Q26	4Q26	1Q27	2Q27	3Q27	4Q27	FY28	FY29	Beyond
Oil Swaps
Volume (MBbl)	273	266	255	248	242	237	887	756	937
Avg. Strike ($/Bbl)	$60.01	$60.59	$87.90	$108.14	$100.59	$88.02	$63.17	$67.55	$64.38
Natural Gas Swaps
Volume (BBtu)	7,429	7,183	6,865	6,624	6,520	6,388	24,143	20,232	55,761
Avg. Strike ($/MMBtu)	$5.29	$5.30	$4.94	$4.30	$3.43	$3.76	$3.56	$3.58	$3.48
Natural Gas Basis Swaps
Volume (BBtu)	7,090	6,961	6,070	5,847	5,763	5,647	21,357	8,663	—
Avg. Strike ($/MMBtu)	$(0.57)	$(0.41)	$0.11	$(0.55)	$(0.49)	$(0.40)	$(0.42)	$(0.52)	—
NGL Swaps
Volume (MBbl)	627	613	593	580	528	517	1,748	1,322	1,316
Avg. Strike ($/Bbl)	$23.05	$23.14	$24.86	$23.02	$26.76	$25.66	$25.52	$23.41	$21.49

Advisors

Opportune Partners LLC served as financial advisor to Presidio. Latham & Watkins LLP and Sidley Austin LLP served as legal counsel to Presidio. Conner & Winters LLP, Akin Gump Strauss Hauer & Feld LLP, and Holland & Knight LLP served as counsel for various Sellers.

About Presidio

Headquartered in Fort Worth, TX, Presidio Production Company (NYSE: FTW) is a yield-focused, differentiated oil and gas operator in the United States focused on the acquisition and optimization of producing oil and natural gas wells, without drilling. Presidio is a leading operator of stable oil and gas wells across the Mid-Continent, applying engineering expertise and AI-driven analytics to enhance performance and extend asset life. The Company’s Class A common stock is listed on the New York Stock Exchange under the ticker symbol “FTW”. To learn more, visit https://bypresidio.com/.

Forward-Looking Statements

The statements contained in this press release that are not purely historical are forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding our expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements contained in this press release are based on our current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that future developments affecting the Company will be those that we have anticipated. These forward-looking statements speak only as of the date this press release is issued and involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements.

Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the ability to recognize the anticipated benefits of the Transaction, which may be affected by, among other things, competition, the ability of the Company to reduce operating costs, grow and manage growth profitably, maintain relationships with customers and suppliers, successfully integrate the Canyon Creek assets into the assets of the Company and retain its management and key employees; (2) changes in applicable laws or regulations; (3) the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; (4) changes in domestic and foreign business, market, financial, political conditions, and in applicable laws and regulations; (5) the ability to meet stock exchange listing standards; (6) risks related to commodity price volatility and its impact on cash flows and dividend sustainability; (7) risks related to oil and gas operations, including production declines, operational challenges, and regulatory changes; (8) risks related to the Company’s ability to pay, maintain or increase dividend payments; and (9) other risk factors described herein as well as the risk factors and uncertainties described in documents filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”), the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” and similar sections in its filings with the SEC, and any periodic Exchange Act reports filed with the SEC such as its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. The recipient of this press release should carefully consider the foregoing risk factors and the other risks and uncertainties which will be more fully described in the documents filed by the Company from time to time with the SEC. If any of these risks materialize or the underlying assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements.

In addition, there may be additional risks that the Company does not presently know, or that it currently believes are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. Nothing in this communication should be regarded as a representation or warranty, either express or implied, by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made.

In addition, the information contained in this press release is provided as of the date hereof and may change, and the Company and its representatives and affiliates specifically disclaim any obligation to, and do not intend to, update or revise any forward-looking statements, whether as a result of new information, inaccuracies, future events or otherwise, except as may be required under applicable securities laws. Information contained on our website is not a part of or incorporated into this press release. Dividends are not guaranteed and may be adjusted, suspended, or discontinued at the discretion of the Board of Directors based on liquidity, legal surplus, business conditions, commodity price volatility, market conditions and other factors.

Contacts

Presidio Media and Investor Contact:

Connor Fair, Director of Investor Relations
investors@bypresidio.com

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